                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                ______________

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported):  July 24, 2001
                                                  ------------------------------


                                   PeoplePC
--------------------------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


          Delaware                 000-31299                 13-4048510
--------------------------------------------------------------------------------
(State or other jurisdiction      (Commission              (IRS Employer
     of incorporation)            File Number)          Identification No.)


100 Pine Street, Suite 1100, San Francisco, California                   94111
--------------------------------------------------------------------------------
  (Address of Principal Executive Offices)                            (Zip Code)


Registrant's telephone number, including area code  (415) 742-4400
                                                   -----------------------------



Same
--------------------------------------------------------------------------------
        (Former name or Former Address, if Changed Since Last Report.)
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Item 5.    Other Events.

           Announcement regarding PeoplePC/Ford Model E Program

Item 7.    Financial Statements and Exhibits.

      (c)  Exhibits:

           Exhibit
           Number    Description
           ------    -----------

           99.1      Announcement dated July 24, 2001.





                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 PeoplePC, INC.




Date: July 24, 2001              By: /s/ NICK GROUF
                                     ----------------------------------
                                     Nick Grouf
                                     President and
                                     Chief Executive Officer